Supplement to the
Fidelity's New Jersey Municipal Funds
January 29, 2005
Prospectus

Effective August 15, 2005, Spartan New Jersey Municipal Money Market Fund and Spartan New Jersey Municipal Income Fund will be renamed Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Income Fund, respectively. All references to Spartan New Jersey Municipal Money Market Fund and Spartan New Jersey Municipal Income Fund throughout this prospectus should be replaced with Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Income Fund, respectively.

Effective August 15, 2005 changes have been made to the initial purchase and balance minimums for Fidelity New Jersey AMT Tax-Free Money Market Fund. An updated Minimums table is included in this supplement.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 18.

Minimums
Initial Purchase
For NJ Municipal Money Market	$5,000
For NJ AMT Tax-Free Money Market	$25,000
For NJ Municipal Income	$10,000
Subsequent Purchase
For NJ Municipal Money Market	$250
Through regular investment plans	$100
For NJ AMT Tax-Free Money Market	$1,000
Through regular investment plans	$500
For NJ Municipal Income	$1,000
Through regular investment plans	$500
Balance
For NJ Municipal Money Market	$2,000
For NJ AMT Tax-Free Money Market	$10,000
For NJ Municipal Income	$5,000

The following information replaces similar information found in the "Buying and Selling Shares" section under the heading "Selling Shares"on page 23.

  If you are selling some but not all of your New Jersey Municipal Money Market shares, keep your fund balance above $2,000 to keep your fund position open, except fund positions not subject to balance minimums. If you are selling some but not all of your New Jersey AMT Tax-Free Money Market shares, keep your fund balance above $10,000 to keep your fund position open, except fund positions not subject to balance minimums. If you are selling some but not all of your New Jersey Municipal Income Fund shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.

NJN-05-02 August 15, 2005
1.475763.120

The following information replaces similar information found in the "Features and Policies" section on page 26.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 for New Jersey Municipal Money Market, $10,000 for New Jersey AMT Tax-Free Money Market, or $5,000 for New Jersey Municipal Income, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces the similar information found in the "Valuing Shares" section on page 16.

Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Each of New Jersey Municipal Money Market and New Jersey AMT Tax-Free Money Market is also open for business on Good Friday.

SUPPLEMENT TO THE

FIDELITY® NEW JERSEY MUNICIPAL MONEY MARKET FUND
AND
SPARTAN® NEW JERSEY MUNICIPAL MONEY MARKET FUND

Funds of Fidelity Court Street Trust II

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

A Fund of Fidelity Court Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2005

Effective August 15, 2005, Spartan New Jersey Municipal Money Market Fund and Spartan New Jersey Municipal Income Fund will be renamed Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Income Fund, respectively. All references to Spartan New Jersey Municipal Money Market Fund and Spartan New Jersey Municipal Income Fund throughout this SAI should be replaced with Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Income Fund, respectively.

The following information supplements the information found in the "Trustees and Officers" section beginning on page 29.

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

NJNB-05-03 August 15, 2005
1.475765.116

The following information replaces similar information found in the "Trustees and Officers" section on page 34.

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

The following information has been removed from the "Trustees and Officers" section on page 34.

Thomas J. Simpson (46)

Year of Election or Appointment: 1996

Assistant Treasurer of New Jersey Municipal Money Market, Spartan New Jersey Municipal Money Market, and Spartan New Jersey Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following information replaces the last paragraph found in the "Distribution Services" section on page 50.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including banks, broker-dealers, retirement plan sponsors, service-providers and administrators. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of each funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules, FDC or any affiliate may pay or allow other incentives or payments to intermediaries.

Each fund's transfer agent or an affiliate may also make payments and reimbursements to certain intermediaries, including retirement plan sponsors, service providers and administrators, for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professional may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

The following information supplements the similar information found in the "Transfer and Service Agent Agreements" section beginning on page 50.

Many fund shares are owned by certain intermediaries for the benefit of their customers. Since the funds often do not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FSC or an affiliate may make payments to intermediaries for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FSC or an affiliate does not provide recordkeeping services to a retirement plan, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses.

In certain situations where FSC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan.